UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our” or the “Company”) entered into a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”) with Electrode Acquisition Corp., a wholly owned subsidiary of Riot (the “Riot Acquisition Entity”), Steven R. Ferrie and David P. Franzmann (collectively, the “Sellers”) and the seller representative party thereto, and completed the acquisition (the “Acquisition”) of all of the issued and outstanding equity interests of Ferrie Franzmann Industries, LLC (d/b/a ESS Metron) (“ESS Metron”) pursuant to the terms and subject to the conditions thereof. The Membership Interest Purchase Agreement, the Acquisition and the other transactions contemplated by the Membership Interest Purchase Agreement have been unanimously approved by the Board of Directors of Riot.

Acquisition Consideration

The consideration payable to the Sellers for the Acquisition consists of $25,000,000 in cash, subject to customary adjustments set forth in the Membership Interest Purchase Agreement (the “Cash Consideration”), and 715,413 shares of the common stock, no par value, of Riot (“Common Stock” and, such shares payable as a portion of the consideration for the Acquisition, the “Share Consideration”). At the closing of the Acquisition (the “Closing”), Riot paid to the Sellers the Cash Consideration and issued to the Sellers a portion of the Share Consideration consisting of 645,248 shares of Common Stock. The remainder of the Share Consideration, consisting of 70,165 shares of Common Stock (the “Holdback Share Consideration”), was withheld by Riot at the Closing as security for the Sellers’ indemnification obligations under the Membership Interest Purchase Agreement, and will be reduced by the value of the amount of applicable indemnifiable damages and issued to the Sellers after the date that is 18 months following the Closing, pursuant to the terms and subject to the conditions set forth in the Membership Interest Purchase Agreement.

Representations, Warranties, Covenants and Indemnification

Riot, the Riot Acquisition Entity and the Sellers have agreed to representations and warranties in the Membership Interest Purchase Agreement that are customary for a transaction of this type. The Membership Interest Purchase Agreement also includes various covenants and agreements by the parties, including, among others, customary non-competition and non-solicitation covenants by the Sellers surviving for a period of five years after the Closing.

The Membership Interest Purchase Agreement provides that each of the Sellers and the Riot Acquisition Entity is obligated, from and after the Closing, and subject to certain limitations (including, as applicable, threshold amounts, maximum amounts and survival periods), to indemnify Riot and the Seller, respectively, for certain customary matters specified in the Membership Interest Purchase Agreement. The Sellers’ indemnification obligations are secured by the Holdback Share Consideration for a period of 18 months following the Closing.

Registration Rights

The Membership Interest Purchase Agreement also provides the Sellers with certain registration rights with respect to the Share Consideration. Pursuant to the Membership Interest Purchase Agreement, on each of the date hereof and the date of issuance of the Holdback Share Consideration, Riot is obligated to file a prospectus supplement with respect to Riot’s registration statement on Form S-3 previously filed with Securities and Exchange Commission (the “SEC”) or otherwise file a registration statement to register the resale of the Share Consideration held by the Sellers under the Securities Act of 1933, as amended (the “Securities Act”), among other things.

The above description of the Membership Interest Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Membership Interest Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated in this Current Report by reference. The Membership Interest Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Membership Interest Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Riot or any other party to the Membership Interest Purchase Agreement. In particular, the representations, warranties, covenants and agreements contained in the Membership Interest Purchase Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Membership Interest Purchase Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Membership Interest Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Membership Interest Purchase Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Membership Interest Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Membership Interest Purchase Agreement, which subsequent information may or may not be fully reflected in Riot’s public disclosures.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report is hereby incorporated into this Item 2.02 of this Current Report. On December 1, 2021, Riot completed its acquisition of all of the issued and outstanding equity interests of ESS Metron pursuant to the terms and subject to the conditions of the Membership Interest Purchase Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report is hereby incorporated into this Item 3.02 of this Current Report. In accordance with the Membership Interest Purchase Agreement, a portion of the consideration for the Acquisition consists of shares of Common Stock. On December 1, 2021, Riot issued to the Sellers 645,248 shares of Common Stock as a portion of the Share Consideration pursuant to the terms and subject to the conditions of the Membership Interest Purchase Agreement. Those shares of Common Stock were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act. After the date that is 18 months following the Closing, Riot will issue to the Sellers the remaining 70,165 shares of Common Stock of the Share Consideration, reduced by the value of the amount of applicable indemnifiable damages, pursuant to the terms and subject to the conditions of the Membership Interest Purchase Agreement. It is expected that these shares of Common Stock will be issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On December 1, 2021, Riot issued a press release (the “Press Release”) announcing that it had completed the Acquisition. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

The information furnished herewith pursuant to this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

ESS Metron, all of the issued and outstanding equity interests of which were acquired by Riot on December 1, 2021 pursuant to the terms and subject to the conditions set forth in the Membership Interest Purchase Agreement, is engaged in the design and production of highly-engineered electrical equipment solutions, including electrical components, switchgear and power distribution equipment, and the provision of related electrical engineering services. ESS Metron is an important supplier for Riot’s wholly owned subsidiary, Whinstone US, Inc. (“Whinstone”), which operates a Bitcoin mining commercial data center facility in Rockdale, Texas that is focused on providing colocation services in the cryptocurrency space and is undergoing an electrical power capacity expansion. The ability to reliably distribute and control electricity throughout Whinstone’s facility is critical to its operations and expansion, and ESS Metron designs and manufactures electrical equipment solutions that Whinstone uses to deliver power to the miners operating at Whinstone’s facility. Additionally, the Acquisition is expected to integrate the significant experience and technical expertise of ESS Metron’s employees with Riot and Whinstone, which we believe will lead to synergies and efficiencies in our design, manufacture and build processes with respect to the distribution of electrical power throughout Whinstone’s facility.

The following table summarizes certain of ESS Metron’s unaudited financial data for the fiscal year ended December 31, 2020 and the nine months ended September 30, 2020. These condensed financial highlights of ESS Metron are included to facilitate an understanding of ESS Metron’s financial position and results of operations and have been derived from the historical unaudited financial statements of ESS Metron.

Unaudited Balance Sheets (In thousands of dollars)

	September 30, 2021	December 31, 2020
	(Unaudited)	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$3,342	$4,758
Trade receivables, net	9,952	6,494
Inventories and work in process	1,245	722
Costs and estimated earnings in excess of billings	10,948	4,777
Prepaid expenses and other current assets	245	256
Total current assets	25,732	17,007
Property and equipment, net	3,478	3,809
Deposits	13	—
Intangibles, net	—	—
Affiliate receivable	—	—
Total assets	$29,223	$20,816

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$8,855	$6,725
Billings in excess of costs and estimated earnings	8,998	1,963
Other current liabilities	—	—
Long-term debt, current portion	215	206
Total current liabilities	18,068	8,894

Long-term debt, less current portion	5,401	6,564
Warranty liability	109	17
Affiliate payable	1,250	930
Total liabilities	24,828	16,405

Members' equity
Total, net	4,395	4,411
Total members' equity	4,395	4,411
Total liabilities and equity	$29,223	$20,816

Unaudited Statements of Operations (In thousands of dollars)

	Nine Months Ended September 30, 2021	Year Ended December 31, 2020
	(Unaudited)	(Unaudited)
Total revenues	$44,439	$50,228

Operating costs and expenses:
Cost of sales	36,207	41,273
Operating expenses	5,961	8,333

Total costs and expenses	42,168	49,606
Operating income	$2,271	$622

This financial data of ESS Metron is unaudited, has been derived from financial statements prepared in accordance with the American Institute of Certified Public Accountants’ accounting principles generally accepted in the United States (“GAAP”) and reflects normal recurring adjustments. Such condensed financial highlights do not contain full financial statement disclosures, including information and footnotes which are required under GAAP. The results contained in the condensed interim period financial highlights are not necessarily indicative of results to be expected for the fiscal year ending December 31, 2021 or for any future interim period.

We caution you not to place undue reliance on these unaudited financial highlights, because they include a number of estimates and do not include all information and disclosures required by GAAP.

The Acquisition is expected to be accounted for by Riot using the acquisition method of accounting in accordance with ASC 805, which requires recognition of assets acquired and liabilities assumed at their respective fair values on the date of acquisition. Riot has not completed a preliminary allocation of the purchase consideration in the Acquisition. Therefore, the allocation of the purchase consideration to the assets acquired and liabilities assumed may require, following the Closing, revisions to ESS Metron’s financial position and results of operations and such revisions could be material.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report, including those made in the documents incorporated by reference herein, that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results of both companies following the acquisitions, and the Company’s plans, objectives, expectations and intentions for the future. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (expressed in terms of exahashes per second (EH/s)); our anticipated benefits of immersion-cooling, our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; the integration of the acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this press release may be found in the Company’s filings with the SEC, including in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our other filings with the SEC, including, but not limited to the additional risk factors set forth in the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2021, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report, including those made in the documents incorporated by reference herein, are made only as of the date of this Current Report and, as applicable, the date of the documents incorporated by reference herein. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report and the documents incorporated by reference herein are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.
Exhibit Number	Description
2.1*

Membership Interest Purchase Agreement, dated as of December 1, 2021, by and among Riot Blockchain, Inc. (solely for purposes of Article VII thereof), Electrode Acquisition Corp., Steven R. Ferrie, David P. Franzmann and the Seller Representative party thereto.

99.1	Press Release, issued by Riot Blockchain, Inc. on December 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules in this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: December 1, 2021